SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported):

                               November 1, 1995

                            TPI ENTERPRISES, INC.
            (Exact name of registrant as specified in its Charter)

               NEW JERSEY             0-7961            22-1899681
            (State or other      (Commission File     (IRS Employer
            jurisdiction of          Number)          Identification No.)
             incorporation)

                              3950 RCA Boulevard
                                   Suite 5001
                           Palm Beach Gardens, Florida           33401
                   (Address of principal executive offices)   (Zip Code)

                                 (407) 691-8800
                (Registrant's telephone number, including area code)



          ITEM 5.   OTHER EVENTS.

                    The Company entered into an amendment (the
          "Amendment") dated October 30, 1995 to the letter of intent dated September 3, 1995 with Shoney's, Inc. regarding a proposed merger of the Company with and into a wholly owned subsidiary of Shoney's, Inc. The Amendment is attached hereto as Exhibit 10.1.

          ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (C)  Exhibits

          Exhibit No.

          10.1 Amendment dated October 30, 1995 to the Letter of Intent dated September 3, 1995 by and between Shoney's, Inc. and TPI Enterprises,
                    Inc.



                                 SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TPI Enterprises, Inc.


                                        By:    /s/ Frederick W. Burford
                                             Frederick W. Burford
                                             Executive Vice President and
                                                Chief Financial Officer

     Date:  November 1, 1995





                                 EXHIBIT INDEX

     Exhibit                                              Sequential
       No.                Description                       Page No.

      10.1            Amendment dated October 30, 1995
                      to the Letter of Intent dated
                      September 3, 1995 by and between
                      Shoney's, Inc. and TPI
                      Enterprises, Inc.

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                                                             EXHIBIT 10.1

                              Shoney's, Inc.
                              1727 Elm Hill Pike
                              Nashville, TN  37210

     October 30, 1995

     The Special Committee of the Board
       of Directors of TPI Enterprises, Inc.
     3950 RCA Boulevard, Suite 5001
     Palm Beach Gardens, Florida  33410
     Attention:  Mr. Edwin B. Spievack

     Gentlemen:

               Reference is hereby made to that certain Letter of Intent (the "Letter of Intent") dated September 3, 1995 between TPI Enterprises, Inc. ("TPI") and Shoney's, Inc. ("Shoney's") relating to the proposed merger of TPI with a subsidiary of Shoney's. The purpose of this Amendment to the Letter of Intent (the "Amendment") is to amend certain provisions of the Letter of Intent as set forth herein.

               Except as expressly modified in this Amendment, the terms and provisions of the Letter of Intent remain in full force and effect. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Letter of Intent.

               1. TPI and Shoney's hereby agree that if a definitive merger agreement is not entered into by November 30, 1995 or such other date as shall be mutually agreed in writing by TPI and Shoney's (the "Expiration Date"), the Letter of Intent, as amended by the Amendment, shall be terminated.

               2. TPI and Shoney's hereby agree that the Closing shall occur on or before March 31, 1996.

               3. TPI hereby agrees that the term of Section 6.1 of the Letter of Intent shall be extended without interruption from September 3, 1995 until the Expiration Date. Shoney's hereby agrees that the term of Section 6.2 of the Letter of Intent shall be extended without interruption from September 3, 1995 until the Expiration Date.

               4. TPI hereby agrees that the term of Section 7 of the Letter of Intent shall be extended until the Expiration Date.

               If the foregoing is acceptable to you, please so indicate by signing a copy of this Amendment on page two where indicated and returning it to the undersigned.

                                   Very truly yours,

                                   SHONEY'S, INC.


                                   By:     /s/ W. Craig Barber
                                        W. Craig Barber
                                        Senior Executive
                                          Vice President and
                                          Chief Financial Officer


          Accepted and agreed to as of
            this 1st day of November, 1995:

          TPI ENTERPRISES, INC.

          By:  The Special Committee of the
          Board of Directors of TPI Enterprises, Inc.

          By:  /s/ Edwin B. Spievack
               Edwin B. Spievack